UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2019 (October 10, 2019)

B. Riley FinanCIAl, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21255 Burbank Boulevard, Suite 400 Woodland Hills, California 91367

(818) 884-3737

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market
7.50% Senior Notes due 2027	RILYZ	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
7.375% Senior Notes due 2023	RILYH	Nasdaq Global Market
6.875% Senior Notes due 2023	RILYI	Nasdaq Global Market
7.50% Senior Notes due 2021	RILYL	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
(Title of Class)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01. Other Events.

As previously disclosed, on October 7, 2019, B. Riley Financial, Inc. (the “Company”) closed its underwritten public offering of 2,000,000 depositary shares (the “Depositary Shares”), each representing 1/1000th of a share of 6.875% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), pursuant to an Underwriting Agreement dated October 2, 20129, by and among the Company and B. Riley FBR, Inc., as representative of the several underwriters named therein (the “Underwriters”). On October 11, 2019, the Company completed the sale of an additional 300,000 Depositary Shares (the “Option Shares”), pursuant to the Underwriters’ full exercise of their over-allotment option to purchase additional Depositary Shares.

The Depositary Shares were offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-233907) (the “Registration Statement”) initially filed with the Securities and Exchange Commission (the “Commission”) on September 23, 2019 and declared effective by the Commission on September 30, 2019.

In connection with the offering of the Option Shares, the Company is filing this Current Report on Form 8-K to add as an exhibit to the Registration Statement the opinion of counsel with respect to the status of the Option Shares as binding obligations (Exhibit 5.1 to this Current Report on Form 8-K (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

On October 11, 2019, the Company issued a press release announcing the closing of the Option Shares pursuant to the full exercise of the Underwriters’ over-allotment option. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

5.1	Opinion of The NBD Group, Inc.

23.1	Consent of The NBD Group, Inc. to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Press Release, dated October 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 11, 2019	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and Chief Operating Officer

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